Exhibit 99.2

Veeco Instruments Inc. February 13, 2020 Q4 2019 Conference Call

Safe Harbor To the extent that this presentation discusses expectations or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These items include the risk factors discussed in the Business Description and Management's Discussion and Analysis sections of Veeco's Annual Report on Form 10-K for the year ended December 31, 2018 and subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements. Q4 2019 Conference Call | © 2020 Veeco Instruments Inc. 2

3 CEO Overview William J. Miller, Ph.D. Q4 2019 Conference Call | © 2020 Veeco Instruments Inc.

2019 Review



Innovate
technology leadership

- Solve tough materials problems
- Execute product roadmaps



Penetrate
market growth

- EUV Mask Blanks – Ion Beam Deposition
- Leading-Edge Front-End Semiconductor – Laser Anneal
- Advanced Packaging – Lithography
- 3D Sensing / VCSEL – MOCVD



Improve
profitability

- Improve gross margin
- Reduce operating expenses

Began company transformation by innovating, penetrating markets and improving profitability

EUV – Extreme Ultraviolet
VCSEL – Vertical Cavity Surface Emitting Laser
MOCVD – Metal Organic Chemical Vapor Deposition

4 Q4 2019 Conference Call | © 2020 Veeco Instruments Inc.

Q4 2019 Highlights 5 ▪ Top and bottom line exceeded midpoint of guided range ▪ Strong revenue in the Front-End Semi and Data Storage markets Q4 Results $113M Revenue $7.4M Non-GAAP Operating Income 11¢ Non-GAAP EPS A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation. ▪ Non-GAAP gross margin at 40.2% Finished 2019 with improved financial performance and momentum going into 2020 Q4 2019 Conference Call | © 2020 Veeco Instruments Inc.

FY 2019 Highlights 6 ▪ 13% revenue growth H2 over H1 ▪ Exited year at 40% gross margin ▪ Return to profitability with positive Non- GAAP EPS in Q3 and Q4 FY19 Results $419M Revenue $5.1M Non-GAAP Operating Income (3¢) Non-GAAP EPS A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation. ▪ Delayered and organized along product lines ▪ Centralized R&D ▪ Evaluating portfolio – reclassed product line as “held for sale” 2019 was a transformational year for Veeco with a return to profitability Financially Operationally Q4 2019 Conference Call | © 2020 Veeco Instruments Inc.

7 CFO Financial Review John P. Kiernan Q4 2019 Conference Call | © 2020 Veeco Instruments Inc.

Q4 2019 Revenue by Market & Region 8 ROW United States EMEA China 23% 48% 7% 22% LED Lighting, Display & Compound Semi Front-End Semiconductor Scientific & Industrial Advanced Packaging, MEMS & RF Filters $113M 35% 23% 28% 14% Revenue by Market Revenue by Region Q4 2019 Conference Call | © 2020 Veeco Instruments Inc.

Operating Results 9 Amounts may not calculate precisely due to rounding. A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation. GAAP Non-GAAP $ millions (except per share amounts) Q3 19 Q4 19 2019 Q3 19 Q4 19 2019 Revenue $109.0 $113.2 $419.3 $109.0 $113.2 $419.3 Gross Profit 42.2 45.0 158.2 43.9 45.5 161.6 Gross Margin 38.8% 39.7% 37.7% 40.3% 40.2% 38.5% Operating Expenses 49.6 51.8 197.8 40.0 38.0 156.5 Operating Income/(Loss) (7.4) (6.9) (39.6) 4.0 7.4 5.1 Net Income/(Loss) (11.8) (32.9) (78.7) 2.6 5.4 (1.3) Earnings/(Loss) Per Share $(0.25) $(0.69) $(1.66) $0.05 $0.11 $(0.03) Q4 2019 Conference Call | © 2020 Veeco Instruments Inc.

Balance Sheet and Cash Flow Highlights 10 Amounts may not calculate precisely due to rounding. A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation. $ millions Q3 19 Q4 19 Cash & Short-Term Investments 232 245 Accounts Receivable 73 46 Inventories 135 133 Accounts Payable 35 21 Long-Term Debt 297 300 Cash Flow from Operations (15) 16 DSO (days) 60 36 DOI 185 177 DPO 47 28 Q4 2019 Conference Call | © 2020 Veeco Instruments Inc.

Q1 2020 Guidance 11 .. A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation. GAAP Non-GAAP Revenue $95M - $120M $95M - $120M Gross Margin 39% - 41% 39% - 41% Operating Expenses ~$44M ~$37M Net Income (Loss) $(12M) - $(1M) $0 - $11M Earnings (Loss) Per Share $(0.24) - $(0.01) $0.00 - $0.22 Q4 2019 Conference Call | © 2020 Veeco Instruments Inc.

12 Business Update Q4 2019 Conference Call | © 2020 Veeco Instruments Inc.

Markets and Technologies High Performance Computing • Laser Annealing • Ion Beam Deposition & Etch AI / High Performance Computing • AP Lithography Photonics / 5G • MOCVD Cloud / Data Storage • Ion Beam Deposition & Etch Veeco applies unique know-how to solve unmet needs with the right technology for commercial scaling Megatrend Technology * Compound Semi includes LED, Lighting & Display AI – Artificial Intelligence 5G – Fifth Generation Wireless AP – Advanced Packaging 13 Q4 2019 Conference Call | © 2020 Veeco Instruments Inc.

2020 Priorities 14 Focus product lines ▪ Optimize R&D spending across Veeco portfolio ▪ Strengthen foundational businesses Extend core technologies ▪ Front End Semi ▪ Ion Beam ▪ Laser Anneal ▪ Photonics & RF (5G) ▪ MOCVD ▪ Wet Etch & Clean Strengthen leverage & profitability ▪ Reduce operating expenses ▪ Deliver strong gross margin Optimize our product portfolio while expanding into new markets to increase profitability Q4 2019 Conference Call | © 2020 Veeco Instruments Inc.

15 Q&A Q4 2019 Conference Call | © 2020 Veeco Instruments Inc.

16 Reconciliation Tables Q4 2019 Conference Call | © 2020 Veeco Instruments Inc.

Note on Reconciliation Tables These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share- based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, incremental transaction- related compensation, and certain integration costs. These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors' operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures. 17 17 Q4 2019 Conference Call | © 2020 Veeco Instruments Inc.

Supplemental Information—GAAP to Non-GAAP Reconciliation

US$ millions	Q3 19	Q4 19	2019
Net Sales	$109.0	$113.2	$419.3
GAAP Gross Profit	42.2	45.0	158.2
GAAP Gross Margin	38.8%	39.7%	37.7%
Add: Release of inventory fair value step-up for purchase accounting	1.3	-	1.3
Add: Share-Based Comp	0.4	0.5	1.9
Add: Depreciation of PP&E fair value step-up for purchase accounting	-	-	0.2
Non-GAAP Gross Profit	$43.9	$45.5	$161.6
Non-GAAP Gross Margin	40.3%	40.2%	38.5%

US$ millions	Q3 19	Q4 19	2019
GAAP Net Income (Loss)	$(11.8)	$(32.9)	$(78.7)
Add: Share-Based Comp	3.8	3.7	15.3
Add: Amortization	4.3	4.3	17.1
Add: Restructuring	1.8	2.1	6.0
Add: Asset Impairment	-	4.0	4.0
Add: Release of inventory fair value step-up for purchase accounting	1.3	-	1.3
Add: Depreciation of PP&E fair value step-up for purchase accounting	0.1	0.1	0.6
Add: Accelerated Depreciation	-	-	0.4
Add: Interest Expense	4.3	4.7	17.4
Add: Impairment of equity investment	-	21.0	21.0
Add: Tax expense (benefit)	0.1	0.4	0.8
Non-GAAP Operating Income (Loss)	$4.0	$7.4	$5.1

US$ millions, except per share amounts	Q3 19	Q4 19	2019
GAAP Basic EPS	(0.25)	(0.69)	(1.66)
GAAP Diluted EPS	(0.25)	(0.69)	(1.66)
GAAP Net Income (Loss)	(11.8)	(32.9)	(78.7)
Add: Share-Based Comp	3.8	3.7	15.3
Add: Amortization	4.3	4.3	17.1
Add: Restructuring	1.8	2.1	6.0
Add: Asset Impairment	-	4.0	4.0
Add: Release of inventory fair value step-up for purchase accounting	1.3	-	1.3
Add: Depreciation of PP&E fair value step-up for purchase accounting	0.1	0.1	0.6
Add: Accelerated Depreciation	-	-	0.4
Add: Non-Cash Interest Expense	3.2	3.3	12.7
Add: Impairment of equity investment	-	21.0	21.0
Add: Tax Adjustment from GAAP to Non-GAAP	(0.1)	(0.2)	(0.8)
Non-GAAP Net Income (Loss)	2.6	5.4	(1.3)
Non-GAAP Basic EPS	0.06	0.11	(0.03)
Non-GAAP Diluted EPS	0.05	0.11	(0.03)

Amounts may not calculate precisely due to rounding.

18 Q4 2019 Conference Call | © 2020 Veeco Instruments Inc.

Veeco

Q4 2019 Actual: GAAP to Non-GAAP Reconciliation 19 Amounts may not calculate precisely due to rounding Q4 2019 Conference Call | © 2020 Veeco Instruments Inc. Non-GAAP Adjustments In millions, except per share amounts GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $113.2 $113.2 Gross Profit 45.0 0.5 45.5 Gross Margin 39.7% 40.2% Operating Expenses 51.8 (3.3) (4.3) (6.2) 38.0 Operating Income (Loss) (6.9) 3.7 4.3 6.2 7.4 Net Income (Loss) $(32.9) 3.7 4.3 30.3 $5.4 Income (Loss) Per Common Share: Basic $(0.69) $0.11 Diluted (0.69) 0.11 Weighted Average Number of Shares: Basic 47.5 47.5 Diluted 47.5 48.4 Other Non-GAAP Adjustments Restructuring 2.1 Asset Impairment 4.0 Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting 0.1 Subtotal 6.2 Non-Cash Interest Expense 3.3 Impairment of equity investment 21.0 Non-GAAP Tax Adjustment (0.2) Total Other 30.3

2019 Actual: GAAP to Non-GAAP Reconciliation 20 Amounts may not calculate precisely due to rounding Q4 2019 Conference Call | © 2020 Veeco Instruments Inc. Non-GAAP Adjustments In millions, except per share amounts GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $419.3 $419.3 Gross Profit 158.2 1.9 1.5 161.6 Gross Margin 37.7% 38.5% Operating Expenses 197.8 (13.4) (17.1) (10.8) 156.5 Operating Income (Loss) (39.6) 15.3 17.1 12.3 5.1 Net Income (Loss) $(78.7) 15.3 17.1 45.1 $(1.3) Income (Loss) Per Common Share: Basic $(1.66) $(0.03) Diluted (1.66) (0.03) Weighted Average Number of Shares: Basic 47.5 47.5 Diluted 47.5 47.5 Other Non-GAAP Adjustments Restructuring 6.0 Asset impairment 4.0 Release of inventory fair value step-up associated with the Ultratech purchase accounting 1.3 Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting 0.6 Accelerated depreciation 0.4 Subtotal 12.3 Non-Cash Interest Expense 12.7 Impairment of equity investment 21.0 Non-GAAP Tax Adjustment (0.8) Total Other 45.1

Q1 2020 Guidance: GAAP to Non-GAAP Reconciliation 21 Amounts may not calculate precisely due to rounding Non-GAAP Adjustments In millions, except per share amounts GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $95–$120 $95–$120 Gross Profit 37–48 1 —— 38–49 Gross Margin 39%–41% 39%–41% Operating Expenses ~$44 2 4 1 ~$37 Operating Income (Loss) $(7)-$4 3 4 1 $1-$12 Net Income (Loss) $(12)–$(1) 3 4 5 $0–$11 Income (Loss) per Diluted Share $(0.24)–$(0.01) $0.00–$0.22 GAAP Net Income (Loss) $(12)–$(1) Share-Based Compensation 3 Amortization 4 Restructuring 1 Interest Expense, Net 4 Other 1 Non-GAAP Operating Income (Loss) $1–$12 Q4 2019 Conference Call | © 2020 Veeco Instruments Inc.

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